Exhibit 10.3

INTELLECTUAL PROPERTY SECURITY AGREEMENT

This INTELLECTUAL PROPERTY SECURITY AGREEMENT (this “Intellectual Property Security Agreement”) is made as of December 9, 2011, between Transdel Pharmaceuticals, Inc., a Delaware corporation (“Debtor”), and DermaStar International, LLC, a Nevada limited liability company (with its successors and assigns, “Secured Party”).

RECITALS

A.

Pursuant to that certain line of credit letter agreement, dated November 21, 2011 (as amended, restated, supplemented or otherwise modified from time to time, including all exhibits and schedules thereto, the “Letter Agreement”) between Debtor and Secured Party;

B.

The Secured Party is willing to make the Advances to Debtor, on an uncommitted basis, as provided for in the Letter Agreement, but only upon the condition, among others, that Debtor shall have executed and delivered to Secured Party that certain Security Agreement dated as of even date herewith (including all annexes, exhibits or schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the “Security Agreement”); and

C.

Pursuant to the Letter Agreement, Debtor is required to execute and deliver to Secured Party this Intellectual Property Security Agreement.

AGREEMENT

Now, therefore, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Debtor hereby agrees as follows:

1.

Defined Terms.  All capitalized terms used but not otherwise defined herein have the meanings given to them in the Security Agreement and/or the Letter Agreement.

2.

Grant of Security Interest in IP Collateral.  Debtor hereby grants to Secured Party a continuing security interest in all of Debtor’s right, title and interest in, to and under the following, whether presently existing or hereafter created or acquired (collectively, the “IP Collateral”):

(a)

all of Debtor’s patents, patent applications, and rights in or to patent licenses to which it is a party including those referred to on Schedule I hereto;

(b)

all reissues, continuations, continuations-in-part, substitutes, extensions or renewals of, and improvements on, of the foregoing;

(c)

all products and proceeds of the foregoing item (a) and (b), including, without limitation, any claim by Debtor against third parties for past, present or future infringement or dilution of any patent or any patent licensed under any license;

(d)

all of Debtor’s trademarks, trademark applications and rights in or to trademark licenses to which it is a party including those referred to on Schedule II hereto;

(e)

all reissues, continuations, extensions, modifications and renewals of the foregoing;

(f)

all goodwill of the business connected with the use of, and symbolized by, each trademark and each trademark license;

(g)

all products and proceeds of the foregoing items (d) through (f), including, without limitation, any claim by Debtor against third parties for past, present or future (i) infringement or dilution of any trademark or any trademark licensed under any license or (ii) injury to the goodwill associated with any trademark or any trademark licensed under any license;

(h)

all of Debtor’s copyrights, copyright applications and rights in or to copyright licenses to which it is a party including those referred to on Schedule III hereto;

(i)

all reissues, continuations, restorations, reversions, renewals or extensions of the foregoing; and

(j)

all products and proceeds of the foregoing items (h) and (i), including, without limitation, any claim by Debtor against third parties for past, present or future infringement or dilution of any copyright or any copyright licensed under any license.

3.

Security Agreement.  The security interests granted pursuant to this Intellectual Property Security Agreement are granted in conjunction with the security interests granted to Secured Party pursuant to the Security Agreement.  Debtor hereby acknowledges and affirms that the rights and remedies of Secured Party with respect to the security interest in the IP Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

4.

Authorization to File.  Debtor authorizes Secured Party to file this Intellectual Property Security Agreement (and amendments and supplements hereof) in the United States Patent and Trademark Office, the United States Copyright Office and another other office that Secured Party deems necessary or appropriate.

5.

Authorization To Supplement.  If Debtor shall obtain rights to (a) any new patentable inventions or become entitled to the benefit of any patent application or patent for any reissue, division, or continuation, of any patent, (b) any new trademarks or application therefor, or (c) any new copyright or application therefor, the provisions of this Intellectual Property Security Agreement shall automatically apply thereto.  Debtor shall give prompt notice in writing to Secured Party with respect to any such new rights.  Without limiting Debtor’s obligations under this Section 5, Debtor hereby authorizes Secured Party unilaterally to modify this Intellectual Property Security Agreement by amending the applicable schedule to include any such new rights of Debtor.  Notwithstanding the foregoing, no failure to so modify this Intellectual Property Security Agreement or amend any schedule shall in any way affect, invalidate or detract from Secured Party's continuing security interest in all IP Collateral, whether or not listed on a schedule.

6.

Counterparts.  This Intellectual Property Security Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument.  In proving this Intellectual Property Security Agreement or any other Loan Document in any judicial proceedings, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom such enforcement is sought.  Any signatures delivered by a party by facsimile transmission or by e-mail transmission shall be deemed an original signature hereto.

[signature pages follow]

2

IN WITNESS WHEREOF, each of the parties hereto has caused this Intellectual Property Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

DEBTOR:	TRANSDEL PHARMACEUTICALS, INC., a Delaware corporation By: /s/ Terry Nida Name: Terry Nida Title: Principal Executive Officer

[SIGNATURE PAGE TO INTELLECTUAL PROPERTY SECURITY AGREEMENT]

SECURED PARTY:	DERMASTAR INTERNATIONAL, LLC By: /s/ Mark L. Baum Name: Mark L. Baum Title: Managing Member

[SIGNATURE PAGE TO INTELLECTUAL PROPERTY SECURITY AGREEMENT]

SCHEDULE I
to
INTELLECTUAL PROPERTY SECURITY AGREEMENT

Patents

Debtor	Country	Patent	Patent Number	Date
Transdel Pharmaceuticals Holdings, Inc. (merged into Transdel Pharmaceuticals, Inc. as of June 20, 2011)	United States	TRANSDERMAL DELIVERY OF MEDICATIONS USING A COMBINATION OF PENETRATION ENHANCERS	5,837,289	Issue Date November 17, 1998
Transdel Pharmaceuticals Holdings, Inc. (merged into Transdel Pharmaceuticals, Inc. as of June 20, 2011)	Canada	TRANSDERMAL DELIVERY OF MEDICATIONS USING A COMBINATION OF PENETRATION ENHANCERS	2,348,540	Application Date October 29, 1998 [approved and awaiting issue date]

Patent Applications

Debtor	Country	Patent	Application Number	Date
Transdel Pharmaceuticals, Inc.	United States	ANTI-CELLULITE COMPOSITION AND METHOD OF TREATING CELLULITE	Pending	Filed provisional patent application in June 2010

SCHEDULE II
to
INTELLECTUAL PROPERTY SECURITY AGREEMENT

Trademark Registrations/Applications

Debtor	Country	Mark	Application/ Registration No.	App/Reg Date
Transdel Pharmaceuticals Holdings, Inc. (merged into Transdel Pharmaceuticals, Inc. as of June 20, 2011)	United States

Ketotransdel

IC 005. US 006 018 044 046 051 052. G & S: Topical medicated therapeutic cream, gel, lotion and paste for direct transdermal administration of ketoprofen.

FIRST USE: 20071108.

FIRST USE IN COMMERCE: 20071108

			Serial No. 78461443	Filing Date August 3, 2004
Transdel Pharmaceuticals Holdings, Inc. (merged into Transdel Pharmaceuticals, Inc. as of June 20, 2011)	United States

Transdel

IC 005. US 006 018 044 046 051 052. G & S: Topical medicated therapeutic cream, gel, lotion and paste for direct transdermal administration of a wide variety of therapeutic agents for allergic, cardio-vascular, infectious, neurological, inflammatory, immunological, metabolic, viral, microbial, osteopathic, dietary, respiratory, psychiatric, hormonal, dental, dermal, muscular and excretory diseases, conditions, deficiencies and disorders

			Serial No. 77304331	Filing Date October 15, 2007
Transdel Pharmaceuticals, Inc.	United States	Transdel IC 001. US 001 005 006 010 026 046. G & S: Chemical additives for use in the manufacture of pharmaceutical and cosmetic products	Serial No. 77810173	Filing Date August 21, 2009

SCHEDULE III
to
INTELLECTUAL PROPERTY SECURITY AGREEMENT

Copyright Registrations/Applications

None.